AMENDMENT TO

STANDSTILL AGREEMENT

THIS AMENDMENT, dated this 21st day of May, 2024 (the “Amendment”), to the Standstill Agreement, dated October 28, 2023 (the “Agreement”), is by and among Provident Bancorp, Inc. (the “Company”), Stilwell Activist Fund, L.P. (“Activist Fund”), Stilwell Activist Investments, L.P. (“Activist Investments”), Stilwell Partners, L.P. (“Stilwell Partners”), Stilwell Value LLC (“Stilwell Value”), and Joseph Stilwell, an individual (collectively, with Activist Fund, Activist Investments, Stilwell Partners, and Stilwell Value, the “Stilwell Group,” and each individually, a “Stilwell Group Member”) and Dennis Pollack, an individual (the “Nominee”).

RECITALS

WHEREAS, the parties hereto are parties to the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein; and

WHEREAS, Section 12 of the Agreement provides that the Agreement may not be modified, amended, altered or supplemented except by a written agreement executed by all of the parties; and

NOW THEREFORE, the parties hereto agree as follows:

1.Definitions.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

2.(a) Amendment to Section 3(b).  The first sentence of Section 3(b) is hereby deleted in its entirety and replaced with the following:

During the term of this Agreement, the Stilwell Group and each Stilwell Group Member covenant and agree not to do the following, directly or indirectly, alone or in concert with any affiliate, other group or other person:

(b) Amendment to Section 3(b)(ii).  Section 3(b)(ii) is hereby deleted in its entirety and replaced with the following:

without the Company’s prior written consent, directly or indirectly, sell, transfer or otherwise dispose of any interest in the Stilwell Group’s shares of Company Common Stock to any person the Stilwell Group believes, after reasonable inquiry, would be beneficial owner after any such sale or transfer of more than 5% of the outstanding shares of the Company Common Stock;

3. Authorization. Each party to this Amendment hereby represents and warrants to the other parties that the execution, delivery and performance of this Amendment has been duly authorized by each such party, that this Amendment constitutes a valid and binding obligation of such party, and the performance of its terms will not constitute a violation of any limited partnership agreement, operating agreement, bylaws, or any agreement or instrument to which such party is a party.

4. Governing Law and Choice of Forum. Unless applicable federal law or regulation is deemed controlling, Maryland law shall govern the construction and enforceability of this Amendment. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in the United States District Court for the State of Maryland or, if there is no basis for federal jurisdiction, a state court sitting in the State of Maryland (the “Chosen Courts”). The Stilwell Group, the Stilwell Group Members and the Nominee agree that the Chosen Courts may exercise personal jurisdiction over them in any such actions.

5. Amendments. This Amendment may not be modified, amended, altered or supplemented except by a written agreement executed by all of the parties.

6. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts and by the parties in separate counterparts, and signature pages may be delivered by facsimile or by email attachment (in “.pdf” form), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7. Duty to Execute. Each party agrees to execute any and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Amendment.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned and is effective as of the day and year first above written.

STILWELL ACTIVIST INVESTMENTS, L.P		PROVIDENT BANCORP, INC.

By:	Stilwell Value LLC
	General Partner	By:	/s/ Joseph B. Reilly
Joseph B. Reilly
By:	/s/ Megan Parisi		President and Chief Executive Officer
Megan Parisi
Member

STILWELL PARTNERS, L.P.

By:	Stilwell Value LLC
General Partner

By:	/s/ Megan Parisi
Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	Stilwell Value LLC
General Partner

By:	/s/ Megan Parisi
Megan Parisi
Member

STILWELL VALUE LLC

By:	/s/ Megan Parisi
Megan Parisi
Member

JOSEPH STILWELL
/s/ Joseph Stilwell
Joseph Stilwell

NOMINEE

By:	/s/ Dennis Pollack
Dennis Pollack